BODDIE-NOELL PROPERTIES, INC.
EXHIBIT 10.8 FORM AND DESCRIPTION OF INCENTIVE STOCK OPTION AGREEMENT
             DATED OCTOBER 17, 1994

Agreements between the Company and the following individuals are substantially identical in all material respects except as identified below:


                                         Number of Shares Subject to Option
        Employee Name                        Total       Annual Vesting

  Philip S. Payne*                           28,000           7,000
  Lisa K. McCourt                            10,000           2,500
  Pamela B. Novak                            10,000           2,500
  D. Scott Wilkerson                         28,000           7,000
  Debra Baker White                          10,000           2,500
  W. Craig Worthy                            28,000           7,000

  * Copy of agreement attached


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                BODDIE-NOELL PROPERTIES, INC.
             INCENTIVE STOCK OPTION AGREEMENT



   An incentive stock option, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Option") is hereby granted by Boddie-Noell Properties, Inc., a Delaware corporation (the "Company"), to the employee named below (the "Employee"), with respect to common stock of the Company, $.01 par value per share ("Common Stock"), subject to the following terms and conditions:


   1. Subject to the provisions set forth herein and the terms and conditions of the Boddie-Noell Properties, Inc. 1994 Stock Option and Incentive Plan
(the "Plan"), the terms of which are hereby incorporated by reference, and in consideration of the agreements of Employee herein provided, the Company hereby grants to Employee an Option to purchase from the Company the number of shares of Common Stock, at the purchase price per share, and on the schedule, all as set forth below. Any capitalized term not otherwise defined in this Agreement shall have the meaning given to such term in the Plan. The terms and conditions of exercise of the Option and the payment of the Purchase price are as provided at Section 5 of the Plan. Upon the exercise of an Option, the Committee shall have the right to require the Employee to remit to the Company, in any such manner or combination of manners permitted under the terms of the Plan, an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery by the Company of any certificate for shares of Common Stock.


Name of Employee: Philip S. Payne


Date of Grant: October 17, 1994


Number of Shares Subject to Option: 28,000


Exercise Price Per Share: $ 13 3/4


Reload Option: (Yes) or (No)


Vesting and Exercise Schedule:


                              Exercise Period
      Number         Vesting             Expiration
      of Shares      Date                Date


      7,000          October 17, 1995    October 17, 2004


      7,000          October 17, 1996    October 17, 2004


      7,000          October 17, 1997    October 17, 2004


      7,000          October 17, 1998   October 17, 2004



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     provided, however, that the Expiration Date of the Exercise Period for the Option hereby granted may not be more than ten (10) years after the Date of Grant of the Option; and further provided, that if the Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation, the term of the Option shall be no more than five (5) years from the Date of Grant; and further provided, that the aggregate Fair Market Value (determined as of the Date of Grant) of the shares of the Common Stock with respect to which incentive stock options, as defined in Section
     422 of the Code, have been granted either under the Plan or under any other plan of the Company or its Subsidiaries become exercisable for the first time by Employee during any calendar year shall not exceed $100,000.00.


   2. The exercise of the Option is conditioned upon the acceptance by Employee of the terms hereof and the Plan as evidenced by his or her execution of this Agreement and the return of an executed copy to the Secretary of the Company no later than November 17, 1994.


   If Employee's employment with the Company and all subsidiaries is terminated by reason of death or Disability, as that term is defined in
Section 22(e)(3) of the Code or as may be otherwise determined by the Committee, the vested portion of the Option shall remain exercisable for a period of six months following the date of such termination of employment (or such longer period as the Committee shall specify at any time) or until the expiration of the stated term of the Option as set forth in paragraph 1 hereof (the "Expiration Date"), if earlier. If Employee s employment with the Company and all Subsidiaries is terminated under any other circumstance other than for Cause, the vested portion of the Option shall remain exercisable for a period of three months from the date of such termination of employment (or such longer period as the Committee shall specify at any time) or until the Expiration Date, if earlier. If Employee's employment with the Company and all subsidiaries is terminated for Cause, the Option shall terminate immediately and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that the Option can be exercised for up to thirty (30) days from the date of termination of employment or until the Expiration Date, if earlier.


   Written notice of an election to exercise any portion of the Option, specifying the portion thereof being exercised and the exercise date, shall be given by Employee, or his personal representative in the event of Employee's death, (i) by delivering such notice to the Secretary of the Company at the principal executive offices of the Company or (ii) by delivering such notice to a broker-dealer with a copy to the Secretary of the Company.


   If expressly permitted in the schedule set forth in paragraph 1 above, the Option set forth herein shall include a so-called "reload" feature pursuant to which the Employee exercising an Option pursuant to this paragraph 2 shall automatically be granted an additional Option with an exercise price equal to the Fair Market Value of the Common Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide, to purchase that number of shares of the Common Stock equal to the number delivered to exercise the original Option. If not expressly permitted in the schedule set


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forth in paragraph 1 above, the Option granted in this Agreement shall not include such a "reload" feature.

  3. In the event of a Change in Control as defined in the Plan, the Option shall automatically become fully exercisable, notwithstanding any provision in the Plan or herein to the contrary.

  4. The Option may be exercised only by Employee during his lifetime and may not be transferred other than by will or the applicable laws of descent or distribution. The Option shall not otherwise be transferred, assigned, pledged or hypothecated for any purpose whatsoever and is not subject, in whole or in part, to execution, attachment, or similar process. Any attempted assignment, transfer, pledge or hypothecation or other disposition of the Option, other than in accordance with the terms set forth herein, shall be void and of no effect.

  5. Neither Employee nor any other person entitled to exercise the Option under the terms hereof shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares of Common Stock issuable on exercise of the Option, unless and until the purchase price for such shares shall have been paid in full.

  6. In the event the Option shall be exercised in whole, this Agreement shall be surrendered to the Company for cancellation. In the event the Option shall be exercised in part, or a change in the number or designation of the Common Stock shall be made, this Agreement shall be delivered by Employee to the Company for the purpose of making appropriate notation thereon, or of otherwise reflecting, in such manner as the Company shall determine, the partial exercise or the change in the number of designation of the Common Stock.

  7. The Option shall be exercised in accordance with such administrative regulations as the Committee shall from time to time adopt.

  8. The Option and this Agreement shall be construed, administered and governed in all respects under any by the laws of the State of North Carolina.

                                BODDIE-NOELL PROPERTIES, INC.

                                By: (Signature of Douglas E. Anderson)
                                Title: Vice President and Secretary

  The undersigned hereby accepts the foregoing Option and the terms and conditions hereof.


                              (Signature of Philip S. Payne) (SEAL)
                               Philip S. Payne